UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

AMERIPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22313	65-0642485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7829 Garden Road, Suite 200, Riviera Beach, Florida 33404

(Addresses of Principal Executive Offices, including Zip Code)

(561) 845-1850

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events.

On July 1, 2004, AmeriPath, Inc. issued a press release announcing the appointment of Donald E. Steen as AmeriPath’s Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated July 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPATH, INC.

/s/ David L. Redmond
David L. Redmond
Executive Vice President and Chief Financial Officer

Date: July 1, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated July 1, 2004.